                                                                      EXHIBIT 99


                          [LOGO OF AMERICREDIT CORP.]



Contact:  Kim Pulliam
          Investor Relations
          (817) 302-7009


                       AMERICREDIT CORP. REPORTS RECORD
                       SECOND QUARTER OPERATING RESULTS

               -  2/nd/ Quarter Earnings Per Share Up 58% to $0.57
               -  2/nd/ Quarter Net Income Up 69% to $48.4 Million
               -  Managed Portfolio Up 55% Over December 1999
               -  Annualized Charge-Off Rate Declines to 3.6%

FORT WORTH, TEXAS January 10, 2001 - AMERICREDIT CORP. (NYSE: ACF) today announced record net income of $48,442,000, or $0.57 per share, for its second fiscal quarter ended December 31, 2000, versus earnings of $19,609,000, or $0.25 per share for the same period a year earlier. Earnings for the second quarter of the prior year include a charge of $10,500,000 ($8,985,000, or $0.11 per share net of income tax benefits) for the closing of AmeriCredit's mortgage business. On a comparative basis, excluding the charge, earnings increased 69% and earnings per share rose 58%.

For the six months ended December 31, 2000, AmeriCredit reported net income of $90,715,000, or $1.08 per share, versus earnings of $44,933,000, or $0.60 per share, for the six months ended December 31, 1999. Excluding the charge, earnings for the six months ended December 31, 1999 were $53,918,000, or $0.72 per share. On a comparative basis, excluding the charge, earnings increased 68% and earnings per share rose 50%.

Automobile loan purchases were $1,380,986,000 for the second quarter of fiscal 2001, an increase of 41% over loan purchases of $980,882,000 for the second quarter of fiscal 2000. AmeriCredit's managed auto receivables totaled $8,225,509,000 at December 31, 2000, an increase of 55% since December 31, 1999. The Company had 202 branch locations in 41 states and Canada at December 31, 2000.

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Annualized net charge-offs decreased to 3.6% of average managed auto receivables for the second quarter ended December 31, 2000, compared to 4.1% for the second quarter of fiscal 2000. Managed auto receivables more than sixty days delinquent were 2.7% of total managed auto receivables at December 31, 2000, compared to 2.5% at December 31, 1999.

REGULATION FD
-------------

AmeriCredit provides information to investors on its Web site at www.americredit.com including press releases, conference calls, SEC filings and other financial data.

From time to time, management makes presentations to the investment community. In response to SEC Regulation FD, AmeriCredit posts all such presentations on its Web site.

Also pursuant to Regulation FD, the Company provides its expectations regarding future business trends to the public via a press release or 8-K filing. Based on current business trends:

 . The Company projects it will originate $1.45 to $1.55 billion in auto loans during its third fiscal quarter ending March 31, 2001, $5.8 to $6.1 billion in auto loans during its fiscal year ending June 30, 2001, and $6.5 to $7.0 billion in auto loans during the calendar year ending December 31, 2001.

 . Earnings per share are projected in a range of $0.59 to $0.61 for the quarter ending March 31, 2001, $2.29 to $2.33 for the fiscal year ending June 30, 2001, and $2.55 to $2.59 for the calendar year ending December 31, 2001.

 . Pro forma portfolio-based earnings per share are projected in a range between $0.67 to $0.69 for the quarter ending March 31, 2001, $2.60 to $2.64 for the fiscal year ending June 30, 2001, and $2.87 to $2.91 for the calendar year ending December 31, 2001.

AmeriCredit will host a conference call for analysts and investors at 9:00 A.M. Eastern Time on Thursday, January 11, 2001. For a live Internet broadcast of this conference call, please go to the Company's Web site to register, download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call.

AmeriCredit is the largest independent middle market automobile finance company in North America specializing in purchasing and servicing automobile loans. AmeriCredit maintains a Web site at www.americredit.com that contains further information on the Company.

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Except for the historical information contained herein, the matters discussed in this news release include forward-looking statements that involve risks and uncertainties detailed from time to time in the Company's filings and reports with the Securities and Exchange Commission including the Company's annual report on Form 10-K for the period ended June 30, 2000. Such risks include - but are not limited to - fluctuating interest rates, increased competition, regulatory changes, tightening labor markets, deteriorating economic environment, reliance on capital markets and adverse portfolio performance.
These forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to Company management. Actual events or results may differ materially.


AmeriCredit Corp.
Consolidated Income Statements
(Unaudited, Dollars in Thousands, Except Per Share Amounts)

                                           Three Months Ended                            Six Months Ended
                                              December 31,                                 December 31,
                                  -----------------------------------         -------------------------------------
                                       2000                 1999                     2000                1999
                                  --------------      ---------------         ----------------     ----------------
Revenue:
     Finance charge income           $    52,095          $    27,458              $    97,495          $    54,994
     Gain on sale of receivables          71,173               49,314                  132,759               98,242
     Servicing fee income                 63,435               41,096                  122,705               75,883
     Other income                          1,906                1,376                    4,991                2,744
                                  --------------      ---------------         ----------------     ----------------
                                         188,609              119,244                  357,950              231,863
                                  --------------      ---------------         ----------------     ----------------
Costs and expenses:
     Operating expenses                   73,201               52,865                  140,495              106,543
     Provision for losses                  7,271                3,756                   13,325                7,243
     Interest expense                     29,370               16,129                   56,626               30,405
     Charge for closing mortgage               -               10,500                        -               10,500
     operations
                                  --------------      ---------------         ----------------     ----------------
                                         109,842               83,250                  210,446              154,691
                                  --------------      ---------------         ----------------     ----------------

Income before income taxes                78,767               35,994                  147,504               77,172

Income tax provision                      30,325               16,385                   56,789               32,239
                                  --------------      ---------------         ----------------     ----------------

     Net income                      $    48,442          $    19,609              $    90,715          $    44,933
                                  ==============      ===============         ================     ================

Earnings per share:
     Basic                           $      0.62          $      0.27              $      1.17          $      0.64
                                  ==============      ===============         ================     ================
     Diluted                         $      0.57          $      0.25              $      1.08          $      0.60
                                  ==============      ===============         ================     ================

Weighted average shares               78,261,907           73,988,228               77,757,716           70,745,962
                                  ==============      ===============         ================     ================

Weighted average shares and
     assumed incremental shares       84,418,806           78,958,413               83,888,520           75,318,456
                                  ==============      ===============         ================     ================

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                                       4

Condensed Consolidated Balance Sheets
(Unaudited, Dollars in Thousands)

                                                   December 31,           September 30,              June 30,
                                                      2000                    2000                     2000
                                                  --------------         ---------------          -------------
Cash and cash equivalents                            $    40,587             $   128,897            $    42,916
Finance receivables, net                               1,144,552               1,057,408                871,511
Interest-only receivables from Trusts                    237,401                 230,624                229,059
Investments in Trust receivables                         446,329                 390,912                341,707
Restricted cash                                          289,364                 284,976                253,852
Other assets                                             156,777                 154,222                123,224
                                                  --------------         ---------------          -------------
    Total assets                                     $ 2,315,010             $ 2,247,039            $ 1,862,269
                                                  ==============         ===============          =============

Borrowings under warehouse lines                     $   756,650             $   766,195            $   487,700
Senior notes                                             375,000                 375,000                375,000
Other notes payable                                       90,244                  95,726                 86,297
Other liabilities                                        261,196                 249,129                224,693
                                                  --------------         ---------------          -------------
    Total liabilities                                  1,483,090               1,486,050              1,173,690

Shareholders' equity                                     831,920                 760,989                688,579
                                                  --------------         ---------------          -------------
    Total liabilities and shareholders' equity       $ 2,315,010             $ 2,247,039            $ 1,862,269
                                                  ==============         ===============          =============

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                                       5



Cash Flows From Operating Activities:
(Unaudited, Dollars in Thousands)

                                                 Three Months Ended                                Six Months Ended
                                                    December 31,                                     December 31,
                                      --------------------------------------          ----------------------------------------
                                            2000                 1999                     2000                     1999
                                      -----------------      ---------------          ---------------         ----------------
Cash revenue
    Finance charge income                 $      52,095        $      27,458            $      97,495            $      54,994
    Cash gain on sale                            17,063                1,972                   29,213                    5,572
    Servicing fee income                         43,693               29,708                   83,173                   55,718
    Other income                                  1,906                1,376                    4,324                    2,744
    Securitization distributions                 58,009               22,481                  107,069                   36,711
    Changes in working capital                   (7,679)              (2,220)                  14,929                    1,354
                                      -----------------      ---------------          ---------------         ----------------
                                                165,087               80,775                  336,203                  157,093
                                      -----------------      ---------------          ---------------         ----------------

Cash expenses
    Operating expenses                          (67,614)             (48,873)                (129,831)                 (97,186)
    Interest expense                            (29,370)             (16,129)                 (56,626)                 (30,405)
    Income taxes                                (26,004)             (12,284)                 (47,172)                 (24,825)
    Charge for closing mortgage                       -               (3,934)                       -                   (3,934)
      operations
                                      -----------------      ---------------          ---------------         ----------------
                                               (122,988)             (81,220)                (233,629)                (156,350)
                                      -----------------      ---------------          ---------------         ----------------

Operating cash flow                              42,099                 (445)                 102,574                      743
Credit enhancement deposits                     (31,000)             (30,000)                 (67,000)                 (57,000)
                                      -----------------      ---------------          ---------------         ----------------
    Net cash flow                         $      11,099        $     (30,445)           $      35,574            $     (56,257)
                                      =================      ===============          ===============         ================

Total Cash Flow Generated by Trusts:

    Undistributed                         $      45,594        $      26,299            $      72,092            $      59,908
    Distributed                                  58,009               22,481                  107,069                   36,711
                                      -----------------      ---------------          ---------------         ----------------

    Total                                 $     103,603        $      48,780            $     179,161            $      96,619
                                      =================      ===============          ===============         ================

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                                       6

Other Financial Data
(Unaudited, Dollars in Thousands)

                                                Three Months Ended                                 Six Months Ended
                                                   December 31,                                      December 31,
                                     -------------------------------------          -------------------------------------------
                                                 2000                 1999                       2000                      1999
                                     ----------------      ---------------          -----------------        ------------------
Auto lending operations
     Auto loan originations                $1,380,986           $  980,882                 $2,787,739                $2,012,719
     Auto loans sold                        1,299,999            1,000,002                  2,499,997                 1,900,000
     Gain on sale of auto loans                71,173               49,314                    132,759                    96,731
     Gain on sale of auto loans                   5.5%                 4.9%                       5.3%                      5.1%
     (% of loans sold)

     Average owned receivables             $  961,780           $  496,578                 $  881,232                $  478,566
     Average serviced receivables           6,894,906            4,542,046                  6,566,758                 4,245,948
                                     ----------------      ---------------          -----------------        ------------------
     Average managed receivables           $7,856,686           $5,038,624                 $7,447,990                $4,724,514
                                     ================      ===============          =================        ==================

                                               Three Months Ended                                 Six Months Ended
                                                  December 31,                                      December 31,
                                     -------------------------------------          -------------------------------------------
                                          2000                 1999                       2000                      1999
                                     ----------------      ---------------          -----------------        ------------------
Auto lending operations
   Net charge-offs
     Owned                                 $    3,388           $    1,726                 $    6,223                $    3,384
     Serviced                                  67,838               50,971                    130,550                    97,523
                                     ----------------      ---------------          -----------------        ------------------
                                           $   71,226           $   52,697                 $  136,773                $  100,907
                                     ================      ===============          =================        ==================

   Net charge-offs as a percentage
     of average managed
     receivables outstanding                      3.6%                 4.1%                       3.6%                      4.2%
                                     ================      ===============          =================        ==================

                                                                        December 31, 2000
                                          -----------------------------------------------------------------------

Auto loan portfolio                           Owned                    Serviced                     Total Managed
                                          -------------              -------------                  -------------
     Principal                               $1,175,094                 $7,050,415                     $8,225,509
     Allowance for losses                       (33,350)                  (695,854)                      (729,204)
                                          -------------              -------------                  -------------
                                             $1,141,744                 $6,354,561                     $7,496,305
                                          =============              =============                  =============
     Allowance for losses (%)                       2.8%                       9.9%                           8.9%
                                          =============              =============                  =============

                                          December 31,               September 30,                  December 31,
                                              2000                        2000                          1999
                                          -------------              -------------                  -------------
Auto loan delinquency (%)
     31 - 60 days                                   7.8%                       7.3%                           7.6%
     * 60 days                                      2.7%                       2.4%                           2.5%
                                          -------------              -------------                  -------------
                                                   10.5%                       9.7%                          10.1%
     Repossessions                                  1.0%                       0.8%                           0.9%
                                          -------------              -------------                  -------------

                                                   11.5%                      10.5%                          11.0%
                                          =============              =============                  =============

* denotes greater than

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                                       7

Pro Forma Portfolio-Based Earnings Data/1/
(Unaudited, Dollars in Thousands)

                                                  Three Months Ended                            Six Months Ended
                                                     December 31,                                 December 31,
                                          ---------------------------------             -------------------------------
                                               2000               1999/2/                    2000             1999/2/
                                          ------------        -------------             ------------       ------------
Finance charge, fee and other income        $  386,749          $   246,745               $  742,575         $  465,070
Funding costs                                 (153,701)             (96,579)                (296,098)          (174,751)
                                          ------------        -------------             ------------       ------------
     Net margin                                233,048              150,166                  446,477            290,319

Operating expenses                             (73,201)             (52,865)                (140,495)          (106,543)
Credit losses                                  (71,226)             (52,697)                (136,773)          (100,907)
                                          ------------        -------------             ------------       ------------

Pre-tax portfolio-based income                  88,621               44,604                  169,209             82,869
Income taxes                                   (34,119)             (17,173)                 (65,145)           (31,905)
                                          ------------        -------------             ------------       ------------

     Net portfolio-based income             $   54,502          $    27,431               $  104,064         $   50,964
                                          ============        =============             ============       ============
     Diluted portfolio-based
     earnings per share                     $     0.65          $      0.35               $     1.24         $     0.68
                                          ============        =============             ============       ============

Pro Forma Return on Managed Assets/1/
(Auto Business, Unaudited)

                                                  Three Months Ended                            Six Months Ended
                                                     December 31,                                 December 31,
                                          ---------------------------------             -------------------------------
                                              2000                1999                      2000               1999
                                          ------------        -------------             ------------       ------------
Finance charge, fee and other income              19.5%                19.4%                    19.8%              19.4%
Funding costs                                     (7.7)                (7.6)                    (7.9)              (7.3)
                                          ------------        -------------             ------------       ------------
    Net margin                                    11.8                 11.8                     11.9               12.1

Credit losses                                     (3.6)                (4.1)                    (3.6)              (4.2)
                                          ------------        -------------             ------------       ------------
    Risk adjusted margin                           8.2                  7.7                      8.3                7.9

Operating expenses                                (3.7)                (4.2)                    (3.7)              (4.4)
                                          ------------        -------------             ------------       ------------
Pre-tax return on managed assets                   4.5                  3.5                      4.6                3.5

Income taxes                                      (1.7)                (1.3)                    (1.8)              (1.3)
                                          ------------        -------------             ------------       ------------
    Return on managed assets                       2.8%                 2.2%                     2.8%               2.2%
                                          ============        =============             ============       ============

1 The pro forma portfolio-based earnings data and return on managed assets present the Company's operating results under the assumption that securitization transactions are financings and no gain on sale or servicing fee income is recognized. Instead, finance charge income and fees as well as interest and other costs are recognized over the life of the securitized receivables as accrued. Credit losses are recorded as incurred. While this data does not purport to present the Company's operating results in accordance with generally accepted accounting principles, the Company believes such presentation provides another measure for assessing the Company's performance.
2 The pro forma portfolio-based earnings data for the periods ended December 31, 1999, excludes the charge for the closing of AmeriCredit's mortgage business.

                                      ###